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                                                                   Exhibit 10.15


                                 AMENDMENT NO. 1
                                       TO
                       MARKETING AND INTEGRATION AGREEMENT

            AMENDMENT NO. 1 TO MARKETING AND INTEGRATION AGREEMENT (the "Agreement") dated as of December 23, 1998 by and between RoweCom Inc., a Delaware corporation ("RCI"), and barnesandnoble.com llc, a Delaware limited liability company ("BN").

                                   WITNESSETH:

            WHEREAS, the parties hereto previously have entered into a Marketing and Integration Agreement (the "Original Agreement") dated as of August 20, 1998 which, among other things, sets forth the terms and conditions of a joint effort by the parties to offer products to consumers via corporate intranets and the internet; and

            WHEREAS, pursuant to the terms of the Original Agreement the parties are obligated to develop jointly a development plan detailing a technology and sales strategy and budget regarding the joint offering of products;

            WHEREAS, the parties hereto desire to amend the Original Agreement to extend the date on which the parties are obligated to agree upon a development plan.

            NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements and covenants set forth herein below, the parties hereto hereby agree as follows:

            1. Terms not defined herein shall have the meanings ascribed to them in the Original Agreement.

            2. The first sentence of Section 3(b)(v) of the Original Agreement is hereby amended to delete the text included therein in its entirety and, in lieu thereof, the following shall appear:

                  No later than January 22, 1999 RCI and BN shall agree upon a Development Plan that will include a technology and sales strategy and budget for the calendar year 1999.

            3. Except as herein provided the Original Agreement shall remain in full force and effect without amendment or modification. This Agreement supersedes any prior understandings or written or oral agreements amongst the parties hereto, or any of them, respecting the within subject matter and contains the entire understanding amongst the parties hereto with respect thereto.

            4. Other than as set forth herein, neither party by execution of this Agreement shall be deemed to have waived any of its rights or remedies at law or in equity in


                                       1
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connection with such party's enforcement of the provisions of the Original
Agreement or the provisions of any other agreement executed in connection with the transactions out of which the Original Agreement arose.

            5. For the convenience of the parties hereto, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, and all of which taken together shall constitute one agreement.

            6. This Agreement shall be governed by the laws of the State of New York without giving effect to the conflict of law principles thereof.

            7. The parties hereto covenant and agree that they will execute such other and further instruments and documents as are or may become necessary or desirable to effectuate and carry out this Agreement.

            IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written by the parties hereto.


                                     ROWECOM INC.


                                     By: /s/ Louis Hernandez
                                         ------------------------------
                                         Name:
                                         Title:


                                     BARNESANDNOBLE.COM LLC


                                     By: /s/ Carl S. Rosendorf
                                         ------------------------------
                                         Name: Carl S. Rosendorf
                                         Title: V.P.


                                       2
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                AMENDMENT NO. 1 TO THE MARKETING AND INTEGRATION
                                    AGREEMENT

This Amendment No. 1 to the Marketing and Integration Agreement dated as of August 20, 1998 between RCI and B&N (the "Marketing Agreement") is entered into between RoweCom Inc., a Delaware corporation ("RCI"), and barnesandnoble.com llc (f/k/a barnesandnoble.com inc.), a [Delaware limited liability company] ("B&N"). This Amendment No. 1 is intended to clarify the parties' respective obligations with respect to the time period in which the Development Plan referred to in Sections 3(b)(v) and 8(c) is to be agreed upon. Capitalized terms used in this Amendment No. 1 and not otherwise defined herein are used with the meanings ascribed to them in the Marketing Agreement.

      In consideration of the mutual promises and covenants contained in the Marketing Agreement, and for other good and valuable consideration, the parties hereby agree that the Marketing Agreement shall be amended as follows:

1. In accordance with Section 14(b) of the Marketing Agreement, Sections 3(b)(v) and 8(b) of the Marketing Agreement are hereby amended by deleting the words, "November 1, 1998" in each such section and substituting in lieu thereof the words, "December 23, 1998."

      Except as expressly modified by this Amendment No. 1, all terms and conditions of the Marketing Agreement shall remain in full force and effect as originally constituted.
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IN WITNESS WHEREOF the parties have caused this Amendment No. 1 to the Marketing and Integration Agreement to be executed by their authorized representatives as an instrument under seal as of November __, 1998.


ROWECOM, INC.                            BARNESANDNOBLE.COM LLC
                                         (f/k/a barnesandnoble.com Inc.)


By: /s/ Louis Hernandez                  By: /s/ Carl Rosendorf
    ----------------------------             ----------------------------
Name: Louis Hernandez                    Name: CARL ROSENDORF
      --------------------------               --------------------------
Title: EVP & CFO                         Title: VICE PRESIDENT
       -------------------------                -------------------------